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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       CAPITAL SENIOR LIVING CORPORATION
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             (Exact name of registrant as specified in its charter)


    DELAWARE                                             75-2678809
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    (State or other jurisdiction of                      (IRS Employer
    incorporation or organization)                       Identification No.)


    14160 DALLAS PARKWAY, SUITE 300, DALLAS, TEXAS       75240
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    (Address of principal executive offices)             (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check
the following box.   [ ]

         If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class               Name of each exchange on which
         to be so registered               each class is to be registered

         COMMON STOCK,                     NEW YORK STOCK EXCHANGE
         PAR VALUE $.01

         Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
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                                 Title of Class


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ITEM 1.          DESCRIPTION OF SECURITIES TO BE REGISTERED.

         The Section entitled "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (Reg. No. 333-33379) (the "Registration Statement") is deemed to be incorporated by reference herein.


ITEM 2.          EXHIBITS.

I.       2.1     Amended and Restated Certificate of Incorporation
                 (incorporated by reference from Exhibit 3.1 to the Registration Statement)

         2.2 Amended and Restated Bylaws, as amended (incorporated by reference from Exhibit 3.2 to the Registration Statement)

II.      Not applicable.





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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 3, 1997

                                           CAPITAL SENIOR LIVING CORPORATION



                                           By:     /s/ James A. Stroud
                                                   -----------------------------
                                                   James A. Stroud
                                                   Chief Operating Officer





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